UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 13, 2007


                          GULF ISLAND FABRICATION, INC.
             (Exact name of registrant as specified in its charter)


       Louisiana                        0-22303                   72-1147390
(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)


                                583 Thompson Road
                             Houma, Louisiana 70363
               (Address of principal executive offices)(Zip Code)


                                 (985) 872-2100
              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition.

         On February 13, 2007, Gulf Island Fabrication, Inc. issued a press release announcing it will postpone its fourth quarter and fiscal year-end 2006 earnings release previously scheduled after the market close on Tuesday February 13, 2007 and conference call previously scheduled for Wednesday February 14, 2007 at 9:00 a.m. Central Time (10:00 a.m. Eastern Time). The Company will reschedule the release and quarterly conference call as soon as the financial results are available for public release. The Company expects to file its Form 10-K for the year ended December 31, 2006 on or before its March 16th due date and to release earnings at or prior to that time. A copy of the press release is attached as Exhibit 99.1.

Item 9.01       Financial Statements and Exhibits.

        (c)     Exhibits

                The following exhibit is filed herewith:

                Exhibit No.             Description
                99.1                    Press Release dated February 13, 2007


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GULF ISLAND FABRICATION, INC.

                                        By:     /s/ Joseph P. Gallagher, III
                                                --------------------------------
                                                Joseph P. Gallagher, III
                                                Vice President - Finance,
                                                Chief Financial Officer
                                                and Treasurer
                                                (Principal Financial Officer
                                                and Duly Authorized Officer)

Dated:  February 13, 2007